UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

CannaPharmaRX, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-251016	27-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3600, 888—3rd Street SW

Calgary, Alberta, Canada T2P 5C5

(Address of principal executive offices, including zip code)

(949) 652-6838

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPMD	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

CannaPharmaRX, Inc. (the “Company”) announced today that the failure-to-file cease trade order (the "CTO") issued by the BC Securities Commission (the "BCSC") has been revoked effective December 12, 2025. The CTO was issued by the BCSC on May 11, 2023, as a result of its failure to file its annual audited financial statements for the year ended December 31, 2022; management’s discussion and analysis for the year ended December 31, 2022; annual information form for the year ended December 31, 2022; and certificate of annual filings for the year ended December 31, 2022 (the "Delinquent Filings") as required under Canadian National Instrument 51-102 - Continuous Disclosure Obligations.

The Company filed the Delinquent Filings on SEDAR and with the United States Securities and Exchange Commission (the "SEC"), making the last Delinquent Filing on October 19, 2023.

Financial Condition and Risks

Notwithstanding the revocation of the CTO, the Company continues to face risks and financial challenges in the short and long term including: substantial doubt exists about the Company’s ability to continue as a going concern; the Company had a working capital deficiency as of September 30, 2025, of $27,009,769, which has increased since the end of the most recently completed financial year; and the Company has incurred substantial related party debt, totalling $10,762,898 as of September 30, 2025, with accrued interest of $3,248,127, which represents a significant portion of the Company’s liabilities.

Business Plan

To address these challenges, in addition to obtaining the revocation of the CTO, among other things, the Company has developed a strategic plan to reduce long-term debt, strengthen the Company’s financial position and to keep current in its short-term obligations. This strategic plan includes: negotiating with creditors, including related parties, to restructure and settle outstanding debt obligations; exploring opportunities to secure working capital and repay liabilities; increasing cannabis production capacity at its Cremona, Alberta facility, where, currently, six of the facility’s 10 growing rooms are operational, and the Company intends to open the remaining growing rooms over the next one to two years; and focusing on expanding its presence in European markets, including in Germany and Israel. As part of expanding its European presence, the Company plans to build and develop a sales network in Germany and Israel as well as apply for European Union Good Manufacturing Practices (EU-GMP) certification, which will allow us to ship products directly to EU countries, reducing overall costs and shipping timelines.

For further details regarding the Company’s financial condition, risks, and business plan, please see the Company’s interim financial statements and the related management’s discussion and analysis for the three and nine months ended September 30, 2025, which are available on the Company’s SEDAR+ and EDGAR profiles

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws. Forward-looking statements include estimates and statements that describe the Company's future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as "believes", "anticipates", "expects", "estimates", "may", "could", "would", "will", "plans" or “intends”.  Forward-looking statements contained in this release include, but are not limited to, statements or information with respect to: reinstatement of trading on the OTC Pink Sheets, the Company’s ability to continue as a going concern, the Company’s plans in European markets, and the Company’s strategic plan, including the timing and execution thereof. Such statements are based on assumptions and address future events and conditions, by their very nature they involve risks and uncertainties, including, but not limited to, risks and effects of legal and administrative proceedings and governmental regulation, especially in a foreign country, future financial and operational results, competition, general economic conditions, proposed transactions that are not legally binding obligations of the company and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents we file from time to time with the SEC and SEDAR+. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements.  We undertake no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The information in this report including Exhibit 1.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Item 9.01 Financial Statements and Exhibits.

The Revocation Order is being attached as an exhibit herewith.

Exhibit No.	Description

1.1	Revocation Order

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNAPHARMARX, INC.

December 17, 2025	By:	/s/ Constantine Nkafu
	Name:	Constantine Nkafu
	Title:	CEO

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